COLLATERAL PLEDGE

                             AND SECURITY AGREEMENT

                  This COLLATERAL PLEDGE AND SECURITY AGREEMENT (this "PLEDGE AGREEMENT") is made and entered into as of May 13, 1997 by and among GST
EQUIPMENT FUNDING, INC., a Delaware corporation (the "PLEDGOR"), having its principal office at 4317 N.E. Thurston Way, Vancouver, Washington 98662, in favor of United States Trust Company of New York ("U.S. TRUST"), a banking and trust company duly organized and existing under the laws of the State of New York, having an office at 114 West 47th Street, New York, N.Y. 10036, as trustee (the "TRUSTEE") for the holders (the "HOLDERS") of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below.

                               W I T N E S S E T H

                  WHEREAS, the Pledgor, GST Telecommunications, Inc., a corporation organized under the federal laws of Canada ("GST"), GST USA, Inc., a Delaware corporation ("GST USA") and the Trustee have entered into that certain indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), pursuant to which the Pledgor is issuing $265,000,000 in aggregate principal amount of its 13 1/4% Senior Secured Notes due 2007 (the "NOTES") on the date hereof (the "OFFERING");

                  WHEREAS, in consideration for the Pledgor making the financing from the Offering available to GST USA and for the Pledgor facilitating the purchase of equipment for GST USA, GST USA has agreed to pay any fees or expenses incurred by the Pledgor in connection therewith and in support of such obligations GST USA has issued to Pledgor a $35 million principal amount promissory note (the "INITIAL NOTE"), guaranteed by GST, which Initial Note shall be pledged to the Trustee for the benefit of the Holders to secure the Pledgor's obligations under the Indenture and the Notes;

                  WHEREAS,  the  Pledgor  is  required  to  apply  approximately
$93,800,000  of  the  net  proceeds  of  the  Offering  to  acquire   Collateral
Investments (as defined below) which will be pledged to the Trustee on the Closing Date, to be held by the Trustee for the benefit of the Holders to secure the Pledgor's obligations under the Indenture and the Notes;

                  WHEREAS,  the Pledgor is  permitted to use the proceeds of the
Collateral Investments (i) from time to time pay the cost (including, without limitation, the cost of design, development, construction, acquisition, installation and integration) (the "Acquired

Equipment Cost") of the Acquired Equipment (as defined below) and sell the Acquired Equipment to GST USA in exchange for indebtedness (the "PLEDGED DEBT") of GST USA in a principal amount equal to the Acquired Equipment Cost to be evidenced by one or more Intercompany Notes (as defined below) and (ii) on the Closing Date to loan up to $50 million to GST USA to refinance indebtedness ("ACQUIRED EQUIPMENT DEBT") secured by Acquired Equipment initially purchased by GST USA or its affiliates after November 1, 1996, in exchange for Intercompany Notes in a principal amount equal to the Acquired Equipment Debt (provided that the principal amount shall not exceed the Acquired Equipment Cost of the Acquired Equipment securing the Acquired Equipment Debt); all of which Intercompany Notes shall also be pledged to the Trustee for the benefit of the Holders to secure the Pledgor's obligations under the Indenture and the Notes;

                  WHEREAS, the Pledgor is required to (i) purchase or cause the purchase of Government Securities (as defined below) in an amount that will be sufficient upon receipt of scheduled interest and principal payments in respect thereof, in the opinion of a nationally recognized firm of independent accountants selected by the Pledgor and delivered to the Trustee, to provide for payment of the first six scheduled interest payments due on the Notes and (ii) place such Government Securities (or cause them to be placed) in an account held by the Trustee for the benefit of Holders of the Notes; and

                  WHEREAS, the Pledgor has opened a securities account (the "COLLATERAL INVESTMENTS ACCOUNT") with Morgan Stanley Asset Management, Inc. ("MSAM") at its office at 1221 Avenue of the Americas, New York, NY 10020, Account No. 030-815849 in the name of the Pledgor but under the sole dominion and control of the Trustee and subject to the terms of this Pledge Agreement;

                  WHEREAS, the Pledgor has opened a securities account (the "INTEREST ACCOUNT") with USTrust at its office at 114 W. 47th Street, New York, NY 10036, Account No. 04713200 in the name of the Pledgor but under the sole dominion and control of the Trustee and subject to the terms of this Pledge Agreement; and

                  WHEREAS, to secure the obligations of the Pledgor now or hereafter existing under the Indenture and the Notes whether for principal, premium, interest, fees, expenses or otherwise (the "OBLIGATIONS"), the Pledgor has agreed to (i) pledge to the Trustee for its benefit and the ratable benefit of the Holders, a security interest in the Collateral (as hereinafter defined) and (ii) execute and deliver this Pledge Agreement in order to secure the payment and performance by the Pledgor of all the Obligations. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture.

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
                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Holders to purchase the Notes, the Pledgor and the Trustee hereby agree, for the benefit of the Trustee and for the ratable benefit of the Holders, as follows:

                  SECTION 1.  DEFINITIONS; APPOINTMENT; DEPOSIT AND INVESTMENT.

                  1.1.     DEFINITIONS.

                  "AMENDED  BOOK-ENTRY  REGULATIONS" means 31 C.F.R. Part 357 as
         amended  by  the  amendments  thereto   promulgated  at  61  Fed.  Reg.
         43626-43638 (August 23, 1996).

                  "CASH EQUIVALENTS" means U.S. Government Obligations, as defined in the Indenture.

                  "OFFICER'S CERTIFICATE" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President of the Pledgor (a)(i) stating (A) the amount of funds needed by the Pledgor to pay the Acquired Equipment Cost of any Acquired Equipment to be purchased by the Pledgor and confirming that the cost of design, development, construction, installation and integration of all Acquired Equipment will not exceed 50% of the aggregate Acquired Equipment Cost of such Acquired Equipment; (B) that GST USA has entered into a legally binding and enforceable agreement (a "PURCHASE AGREEMENT") with the Pledgor to purchase promptly, but in no event later than the earliest date such Acquired Equipment can be commercially operational, such Acquired Equipment in exchange for indebtedness with a principal amount equal to the Acquired Equipment Cost and that bears interest at 200 basis points above the rate equal to that of the Notes and evidenced by an Intercompany Note in the form of Exhibit D hereto, guaranteed by GST under a Guaranty in the form of Exhibit F, and (C) that the Pledgor will pledge the Intercompany Note to the Trustee for the benefit of the Holders, and (ii) having attached thereto, an invoice or other appropriate documentation for the Acquired Equipment stating the Acquired Equipment Cost to be paid or (b) in connection with the refinancing on the date hereof of up to $50 million of Acquired Equipment Debt stating (A) the principal amount of the Acquired Equipment Debt to be refinanced by the Pledgor and confirming that (x) the Acquired Equipment securing such Acquired Equipment Debt was initially purchased by GST USA or its affiliates after November 1, 1996 and (y) the Acquired Equipment Cost of such Acquired Equipment was at least equal to the principal amount of such Intercompany Notes.

                  "QUALIFIED  FINANCIAL   INSTITUTION"  shall  mean  any  person
         meeting the minimum  requirements  imposed upon the Trustee pursuant to
         Section 7.10 of the Indenture.

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

                  "REVISED ARTICLE 8" has the meaning set forth in ss.357.2 of the Amended Book- Entry Regulations.

                  "TRUSTEE" shall mean the Person named as the "Trustee" in the first paragraph of this Agreement until a successor Trustee shall have become such, and thereafter "Trustee" shall mean the Person who is then the Trustee hereunder.

                  All defined terms used herein without definition shall have the respective meanings ascribed to them in the Indenture. Unless otherwise defined herein or in the Indenture, terms used in Articles 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the "U.C.C."), Revised
Article 8 and the Amended Book-Entry Regulations are used herein as therein defined.

                  1.2. APPOINTMENT OF THE TRUSTEE. The Pledgor hereby appoints the Trustee as Trustee in accordance with the terms and conditions set forth herein and the Trustee hereby accepts such appointment.

                  1.3. PLEDGE AND GRANT OF SECURITY INTEREST. The Pledgor hereby assigns and pledges to the Trustee for its benefit and the ratable benefit of the Holders, and hereby grants to the Trustee for its benefit and the ratable benefit of the Holders a security interest in, the following (collectively, the "COLLATERAL"):

                           (a) all of the Pledgor's  right,  title and interest,
                  whether  now  owned  or  hereafter  acquired,  in  and  to all equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all telecommunications equipment of every type), all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "ACQUIRED EQUIPMENT");

                           (b) all of the Pledgor's  right,  title and interest,
                  whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of Acquired Equipment or other goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES", and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS");

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

                           (c) all of the following (the "SECURITY COLLATERAL"):

                                    (i) the  Initial  Note and  GST's  guarantee
                           thereof, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Initial Note;

                                    (ii) the  Pledged  Debt and the  instruments
                           evidencing the Pledged Debt and GST's guarantee thereof, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

                                    (iii) all additional  indebtedness from time
                           to time owed to the Pledgor and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                           (d) all of the Pledgor's right, title and interest in
                  and to each of the Purchase Agreements entered into by the Pledgor from time to time, and the Intercompany Security Agreement, as such agreements may be amended or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of the Pledgor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all claims of the Pledgor for damages arising out of or for breach of or default under the Assigned Agreements and (iii) the right of the Pledgor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

                           (e) all of the following (collectively,  the "ACCOUNT
                  COLLATERAL"):

                                    (i) the Collateral  Investments Account, all
                           funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments Account;

                                    (ii)  all  other  deposit  accounts  of  the
                           Pledgor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

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
                                                         6

                                    (iii)   all   Collateral   Investments   (as
                           hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                                    (iv) all  notes,  certificates  of  deposit,
                           deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by MSAM for or on behalf of the Pledgor in substitution for or in addition to any or all of the then existing Account Collateral; and

                                    (v)   all   interest,    dividends,    cash,
                           instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                           (f) all of Pledgor's right, title and interest in, to
                  and under the following (hereinafter collectively referred to as the "INTEREST COLLATERAL"), whether characterized as investment property, general intangibles or otherwise: (i) the United States Treasury securities identified by CUSIP No. in ANNEX 1 to EXHIBIT B-2 to this Agreement (the "INTEREST SECURITIES"), (ii) any and all applicable security entitlements to such securities, (iii) the Interest Account established and maintained by the Trustee pursuant to this Agreement, (iv) any and all related securities accounts in which security entitlements to the Interest Securities are carried, (v) all certificates and other evidences of Pledgor's ownership of or other interests in any of the foregoing categories of Interest Collateral, and (vi) except as otherwise provided herein, all proceeds of or other distributions on or with respect to, any of the foregoing, including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Interest Securities or any security entitlement thereto; and

                           (g) all  proceeds  of any  and  all of the  foregoing
                  Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) -
                  (f) of this Section 1.3) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and
                  (ii) cash.

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
                  1.4. DEPOSIT OF PROCEEDS OF OFFERING. The Pledgor shall deposit the net proceeds of the Offering and all other cash on hand on the date hereof into the Collateral Investments Account and direct MSAM to purchase Cash Equivalents to be held in the Collateral Investments Account and direct the Trustee to purchase the Interest Securities to be held in the Interest Account.

                  SECTION 2.  SECURITY  FOR  OBLIGATION.  This Pledge  Agreement
secures the payment of all Obligations of the Pledgor now or hereafter existing under the Indenture and the Notes, whether for principal, premium, interest, fees, expenses or otherwise (all such Obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor to the Trustee or the Holders under the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

                  SECTION 3. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Security Collateral, Account Collateral or Interest Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee or shall be credited to the Collateral Investments Account. For the better perfection of the Trustee's rights in and to the Security Collateral, Account Collateral and Interest Collateral, the Pledgor shall forthwith, upon the pledge of any Security Collateral, Account Collateral or Interest Collateral hereunder, cause all such Security Collateral, Account Collateral or Interest Collateral, including the Collateral Investments Account and all other accounts representing a security entitlement to or containing any Collateral (including, without limitation, any Collateral Investments) to be registered in the name "GST Equipment Funding, Inc. Collateral Account for the benefit of United States Trust Company of New York, as Trustee," and to be under the sole dominion and control of the Trustee, which dominion and control shall be agreed to and acknowledged by MSAM or any other securities intermediary holding any such account in an acknowledgement in the form of Exhibit B-1 hereto, subject only to the revocable rights specified in Section 8. In addition, the Trustee or MSAM, as the case may be, shall have the right at any time to exchange certificates or instruments representing or evidencing any Security Collateral, Account Collateral or Interest Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. MAINTAINING THE COLLATERAL ACCOUNTS. (a) So long as any Obligation shall remain unpaid, the Pledgor will maintain the Collateral Investments Account. So long as the first six scheduled interest payments on the Notes have not been paid, the Pledgor will maintain the Interest Account.

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
                  (b) It shall be a term and condition of the Collateral Investments Account and the Interest Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Investments Account or the Interest Account, as the case may be, and except as otherwise provided by the provisions of Section 7, Section 8 and Section 17, that no amount (including interest on Collateral Investments or Interest Collateral) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person from the Cash Collateral Account.

                  (c) The Collateral Investments Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

                  (d) Notwithstanding the provisions of this Section 4 or any other term of this Agreement, the Trustee shall relocate the Account Collateral and Interest Collateral to accounts at a Qualified Financial Institution designated by the Pledgor upon receipt of the following documentation: (i) written instructions from a duly authorized officer of the Pledgor (A) authorizing such relocation of the Collateral; and (B) designating the account at the Qualified Financial Institution to which the Collateral is to be relocated; (ii) a letter agreement in the form of Exhibit B-1 or Exhibit B-2, as appropriate, duly executed by the Qualified Financial Institution; and (iii) an opinion of counsel to the Pledgor, in form and substance satisfactory to the Trustee, stating that the Trustee has a valid and perfected first priority security interest in the Collateral relocated pursuant to this Section 4(d). In the event of the relocation of an Account Collateral or Interest Collateral pursuant to this Section 4(d), the accounts to which such Account Collateral or Interest Collateral is relocated shall for all purposes under this Agreement thereafter be the Collateral Investment Account and the Interest Account, respectively.

                  SECTION 5. INVESTING OF AMOUNTS IN THE COLLATERAL INVESTMENTS ACCOUNT. The Pledgor will, subject to the provisions of Section 8 and Section 17, from time to time (a) invest amounts on deposit in the Collateral Investments Account in such Cash Equivalents in the name of the Trustee as the Pledgor may select and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents, as the Pledgor may select (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "COLLATERAL INVESTMENTS"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Collateral Investments Account.

                  SECTION 6. DELIVERY OF COLLATERAL INVESTMENTS AND INTEREST COLLATERAL; FILING. (a) The Trustee shall become the holder of the Interest Collateral and of any and all security entitlements to the Interest Collateral, through action by the Federal Reserve Bank of

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
New York ("FRBNY") or another securities intermediary, as confirmed (in writing or electronically or otherwise in accordance with standard industry practice) to the Trustee by FRBNY or such other securities intermediary (i) indicating by book-entry that the Interest Collateral or a security entitlement thereto has been credited to the the Interest Account or (ii) acquiring the Interest Collateral or a security entitlement thereto for the Trustee and accepting the same for credit to the the Interest Account as the case may be.

                  (b) Subject to the other terms and conditions of this Pledge Agreement, all Collateral Investments and Interest Collateral under this Pledge Agreement shall be held in the Collateral Investments Account or Interest Account, as the case may be, subject (except as expressly provided in subsections 7(a), 7(b), 8(a), 8(b) and 8(c) hereof) to the exclusive dominion and control of the Trustee and exclusively for the benefit of the Trustee and for the ratable benefit of the Holders and segregated from all other funds or other property otherwise held by the Trustee.

                  (c) All Account Collateral and Interest Collateral shall be retained in the Collateral Investments Account and Interest Account pending disbursement pursuant to the terms hereof and upon request from the Pledgor, the Trustee shall report to the Pledgor the amount and type of assets contained in each such account.

                  (d) Concurrently with the execution and delivery of this Agreement, MSAM is delivering to the Pledgor a duly executed certificate, in the form of EXHIBIT A-1 hereto, of an officer of MSAM, confirming MSAM's establishment and maintenance of the Collateral Investment Account and its receipt and holding of the Collateral Investments or a security entitlement thereto and the crediting of the Collateral Investments or such security entitlement to the Collateral Investment Account, all in accordance with this Pledge Agreement.

                  (e) Concurrently with the execution and delivery of this Agreement, the Trustee is delivering to the Pledgor a duly executed certificate, in the form of EXHIBIT A-2 hereto, of an officer of the Trustee, confirming the Trustee's establishment and maintenance of the Interest Account, and its receipt and holding of the Interest Collateral or a security entitlement thereto and the crediting of the Interest Collateral or such security entitlement to the Interest Account, all in accordance with this Pledge Agreement.

                  (f) Concurrently with the execution and delivery of this Agreement, the Pledgor is delivering to the Trustee duly executed financing statements, in proper form for filing under the Uniform Commercial Code of the State of New York and each state listed on Schedule I hereto covering the Collateral described in this Pledge Agreement.

                  SECTION 7. DISBURSEMENTS RELATING TO INTEREST COLLATERAL. (a) Immediately prior to the due date of any of the first six scheduled interest payments on the Notes, the

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Trustee will  release  from the  Interest  Account and pay to the Holders of the
Notes proceeds of Interest Collateral Maturing at such time sufficient to provide for payment in full of such interest then due on the Notes. The Trustee will take any action necessary to provide for the payment of the interest on the Notes in accordance with the payment provisions of the Indenture to the Holders of the Notes from (and to the extent of) proceeds of the Interest Securities in the Interest Account. Nothing in this Section 7 shall affect the Trustee's rights to apply the Collateral to the payments of amounts due on the Notes upon acceleration thereof.

                  (b) If at any time the principal of and interest on the Interest Securities exceeds 100% of the amount sufficient, in the written opinion of a nationally recognized firm of independent accountants selected by the Pledgor and delivered to the Trustee, to provide for payment in full of the first six scheduled interest payments due on the Notes (or, in the event one or more interest payments have been made thereon, an amount sufficient to provide for the payment in full of any and all interest payments on the Notes then remaining, up to and including the sixth scheduled interest payment), the Pledgor may direct the Trustee to release any such overfunded amount to the Collateral Investments Account.

                  SECTION 8. DISBURSEMENTS RELATING TO OTHER COLLATERAL. The assets in the Collateral Investments Account shall be released only as follows:

                  (a) Three business days prior to the due date of any scheduled cash interest payments on the Notes occurring after the sixth such due date, any Payment Date with respect to an Offer to Purchase the Notes under the Indenture or a Redemption Date with respect to the Notes, the Pledgor may, pursuant to written instructions executed by the Pledgor (an "ISSUER ORDER"), direct the Trustee to direct MSAM to release from the Collateral Investments Account and, if necessary, to liquidate the Collateral Investments indicated on the Issuer Order and pay to the Holders proceeds sufficient to provide for payment in full of such principal, premium or interest then due on the Notes. Upon receipt of an Issuer Order, the Trustee will take any action necessary to provide for the payment of the principal, premium or interest on the Notes in accordance with the payment provisions of the Indenture to the Holders from (and to the extent of) proceeds of the Collateral Investments Account. Nothing in this Section 8 shall affect the Trustee's rights to apply the Collateral to the payments of amounts due on the Notes upon acceleration thereof.

                  (b) Upon receipt by the Trustee of an Issuer Order and an Officer's Certificate with respect to the payment of any Acquired Equipment Cost, the Trustee shall direct MSAM to immediately release proceeds from the Collateral Investments Account and if necessary liquidate the Collateral Investments indicated in the Officer's Certificate or Issuer Order in such amount as will be sufficient to provide for payment in full of the Acquired Equipment Cost. The Pledgor agrees to use the disbursed proceeds to pay such Acquired Equipment Cost on the date of such release, and any such released funds will be disbursed directly to the supplier of the Acquired Equipment pursuant to the invoice attached to the Officer's Certificate.

                  (c) Upon receipt on the Closing Date by the Trustee of an Issuer Order and an Officer's Certificate with respect to the refinancing of up to $50 million principal amount of Acquired Equipment Debt, the Trustee shall instruct MSAM to release proceeds from the Collateral Investments Account in an amount equal to the principal amount of such Acquired Equipment Debt. The Pledgor agrees to use the disbursed proceeds to repay such Acquired Equipment Debt on the Closing Date.

                  (d) Upon receipt by the Trustee of an Issuer Order with respect to the payment of fees or expenses, the Trustee shall release proceeds from the Collateral Investments Account, and if necessary liquidate Collateral Investments indicated in the Issuer Order, in such amount as will be sufficient to pay fees and expenses incurred by the Pledgor in connection with the Offering, this Agreement or the purchase and sale of the Acquired Equipment; provided that in no event may the aggregate amount of funds released pursuant to this paragraph (c) exceed $1 million.

                  (e) Nothing contained in Section 1, Section 5, Section 7, this
         Section 8 or any other provision of this Agreement shall (i) afford the Pledgor any right to issue entitlement orders with respect to any security entitlement to the Collateral Investments or any securities account in which any such security entitlement may be carried, or otherwise afford the Pledgor control of any such security entitlement or (ii) otherwise give rise to any rights of Pledgor with respect to the Collateral Investments, any security entitlement thereto or any securities account in which any such security entitlement may be carried, other than the Pledgor's rights under this Pledge Agreement as the beneficial owner of collateral pledged to and subject to the exclusive dominion and control (except as expressly provided in Sections 8(a), (b) and (c) hereof) of the Trustee in its capacity as such (and not as a securities intermediary). The Pledgor acknowledges, confirms and agrees that the Trustee holds a security entitlement to the Collateral Investments solely as trustee for the Holders and not as a securities intermediary.

                  (f) The Pledgor shall prepare and deliver to the Trustee or shall provide the Trustee with all information necessary for the Trustee to prepare and deliver to MSAM, instructions to MSAM for the release of funds from the Collateral Investments Account in accordance with the terms of Section 8.

                  SECTION 9. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants, and in connection with each purchase or sale of Acquired Equipment will be deemed to represent and warrant, that:

                  (a) The execution and delivery by the Pledgor of, and the performance by the Pledgor of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or the Certificate of Incorporation of the Pledgor or any material agreement or other material instrument binding upon the Pledgor or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor or any of its subsidiaries, or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the security interests granted under this Pledge Agreement; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required (i) for the performance by the Pledgor of its obligations under this Pledge Agreement, (ii) for the pledge by the Pledgor of the Collateral pursuant to this Pledge Agreement or (iii) except for any such consents, approvals, authorizations or orders required to be obtained by the Trustee (or the Holders) for reasons other than the consummation of this transaction, for the exercise by the Trustee of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                  (b) The Pledgor is the beneficial owner of the Collateral, free and clear of any Lien or claims of any person or entity (except for the security interests granted under this Pledge Agreement). No financing statement covering the Pledgor's interest in the Collateral is on file in any public office other than the financing statements, if any, filed pursuant to this Pledge Agreement. The Pledgor has no trade names.

                  (c) This Pledge Agreement has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Pledge Agreement by the Trustee and enforceability of the Pledge Agreement against the Trustee in accordance with its terms) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefor may be brought, and (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations.

                  (d) Upon the delivery to the Trustee of the certificates or instruments, if any, representing or evidencing the Collateral, the filing of financing statements, if any, required by the UCC in the appropriate offices in the State of New York, and the transfer and pledge to the Trustee of the Account Collateral and the acquisition by the Trustee of a security entitlement thereto, in accordance with
         Section 3, the pledge
         of and grant of a security interest in the Collateral securing the payment of the Secured Obligations for the benefit of the Trustee and the Holders will constitute a first priority perfected security interest in such Collateral, enforceable as such against all creditors of the Pledgor (and any persons purporting to purchase any of the Collateral from the Pledgor).

                  (e) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor or any of its subsidiaries is a party or to which any of the properties of the Pledgor or any such subsidiary is subject that would materially adversely affect the power or ability of the Pledgor to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

                  (f) The pledge of the Collateral pursuant to this Pledge Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

                  (g) All of the Acquired Equipment is or will be located at the places specified in Schedule I hereto. The chief place of business and chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables, are located at the address first specified above for the Pledgor. Original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Trustee. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument. The Pledgor has exclusive possession and control of the Acquired Equipment.

                  (h) The Initial Note has been duly authorized, executed or issued and delivered, is the legal, valid and binding obligation of GST USA and is not in default and each Intercompany Note issued to the Pledgor hereunder will be duly authorized, executed or issued and delivered by GST USA and will be the legal, valid and binding obligation of GST USA.

                  (i) The guaranty of the Initial Note by GST has been duly authorized executed and delivered and is the legal valid and binding obligation of GST and each guaranty of an Intercompany Note issued to the Pledgor will be duly authorized, executed and delivered by GST and will be the legal valid and binding obligation of GST.

                  (j) The Intercompany Security Agreement, a true and complete copy of which has been furnished to the Trustee, has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms. GST USA has executed and delivered to the Pledgor a consent, in substantially the form of Exhibit C, to the assignment of the Intercompany Security Agreement and all related Agreement Collateral to the Trustee pursuant to this Agreement.

                  (k) Each Purchase  Agreement  delivered to the Pledgor will be duly authorized, executed and delivered by GST USA and will be the legal, valid and binding obligation of GST USA enforceable in accordance with its terms.

                  (l) No Event of Default (as defined below) exists.

                  SECTION 10. FURTHER ASSURANCES. The Pledgor will, promptly upon request by the Trustee (which request the Trustee may submit at the direction of the Holders of a majority in principal amount of the Notes then outstanding), execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, all in form and substance reasonably satisfactory to the Trustee, deliver any instruments to the Trustee and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Trustee's security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third persons (other than any such rights, claims or interests created by or arising through the Trustee) or to effect the purposes of this Pledge Agreement. The Pledgor also hereby authorizes the Trustee to file any financing or continuation statements in the United States with respect to the Collateral without the signature of the Pledgor (to the extent permitted by applicable law). The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 45 days of receipt of an invoice therefor. The Pledgor also agrees, whether or not requested by the Trustee, to take all actions that are necessary to perfect or continue the perfection of, or to protect the first priority of, the Trustee's security interest in and to the Collateral, including the filing of all necessary financing and continuation statements, and to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Trustee).

                  SECTION 11. COVENANTS. The Pledgor covenants and agrees with the Trustee and the Holders that from and after the date of this Pledge
Agreement until the earlier of payment in full in cash of all Secured Obligations due and owing under the Indenture and the Notes:

                  (a) that (i) it will not (and will not purport to) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral and at times will be the sole beneficial owner of the Collateral, except as contemplated by this Agreement or the Indenture or (ii) it will not create or permit to exist any Lien upon or with respect to any of the Collateral (except for the security interests granted under this Pledge Agreement, the Intercompany Security Agreement and any Lien created by or arising through the Trustee under the Indenture); or

                  (b) that it will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Collateral or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to the Collateral not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to the Collateral;

                  (c) in the event the Pledgor is required to make an Offer to Purchase the Notes under the Indenture, it will fund such Offer to Purchase (i) first from funds (or the proceeds of Collateral Investments) held in the Collateral Investments Account, (ii) second from the proceeds of Intercompany Offers (as defined in the Intercompany Notes) under the Intercompany Notes, (iii) third from the proceeds of an Initial Note Offer (as defined in the Initial Note) under the Initial Note and (iv) fourth, to the extent the principal and interest on the Interest Securities would exceed the amount sufficient to provide for the payment in full of the first six scheduled interest payments due on the Notes to be outstanding after the Offer to Purchase, the Interest Collateral held in the Interest Account. The Pledgor covenants that it will not accept any Intercompany Offer or Initial Note Offer except and to the extent required to fund an Offer to Purchase in accordance with the terms of the preceding sentence; and

                  (d) it will deliver to the Trustee, true and complete copies of each Purchase Agreement, promptly after each such agreement is entered into by GST USA and the Pledgor, and will require as a condition to its entry into any such Purchase Agreement that GST USA execute and deliver to the Pledgor a consent, in substantially the form of Exhibit C, to the assignment of the Purchase Agreement and all related Agreement Collateral to the Trustee pursuant to this Agreement.

                  SECTION 12. AS TO ACQUIRED EQUIPMENT. (a) The Pledgor shall keep the Acquired Equipment at the places therefor specified in Section 9(g) or, upon 30 days' prior written notice to the Trustee, at such other places in a jurisdiction where all action required by Section 9(g) or 10 or shall have been taken with respect to the Acquired Equipment to perfect, continue the perfection of or protect the first priority of the Trustee's security interest in and to such Collateral.

                  (b) The Pledgor shall cause the Acquired Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Acquired Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Pledgor shall promptly furnish to the Trustee a statement respecting any loss or damage to any of the Acquired Equipment.

                  (c) The Pledgor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Acquired Equipment.

                  SECTION 13. INSURANCE. (a) The Pledgor shall, at its own expense, maintain insurance with respect to the Acquired Equipment in such amounts, against such risks, in such form and with such insurers, as is reasonable and customary for persons in the telecommunications business. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Trustee and the Pledgor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to the Trustee. Each such policy shall in addition (i) name the Pledgor and the Trustee as insured parties thereunder (without any representation or warranty by or obligation upon the Trustee) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Trustee notwithstanding any action, inaction or breach of representation or warranty by the Pledgor,
(iii) provide that there shall be no recourse against the Trustee for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Trustee by the insurer. The Pledgor shall deliver to the Trustee original or duplicate policies of such insurance and, on each anniversary of the Closing Date, a report of a reputable insurance broker with respect to such insurance. Further, the Pledgor shall, at the request of the Trustee, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

                  (b) Reimbursement under any liability insurance maintained by the Pledgor pursuant to this Section 13 may be paid directly to the Person who shall have suffered a loss covered by such insurance. In case of any loss involving damage to Acquired Equipment, the Pledgor shall make or cause to be made the necessary repairs to or replacements of such Acquired Equipment, and any proceeds of insurance maintained by the Pledgor which are received by the Trustee pursuant to this Section 13 shall be paid to the Pledgor as reimbursement for the costs of such repairs or replacements.

                  SECTION 14. POWER OF ATTORNEY. In addition to all of the powers granted to the Trustee pursuant to the Indenture, the Pledgor hereby appoints and constitutes the Trustee as the Pledgor's attorney-in-fact (with full power of substitution) to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default: (a) collection of proceeds of any Collateral; (b) conveyance of any item of Collateral to any purchaser thereof;
(c) giving of any notices or recording of any Liens under Section 6 hereof;  and
(d) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Trustee in its sole reasonable discretion, and such payments made by the Trustee to become part of the Secured Obligations of the Pledgor to the Trustee, due and payable immediately upon demand. The Trustee's authority under this Section 14 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Trustee in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

                  SECTION 15. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to the Trustee hereunder are being granted in order to preserve and protect the security interest of the Trustee and the Holders in and to the Collateral granted hereby and shall not be interpreted to, and shall not impose any duties on the Trustee in connection therewith other than those expressly provided herein or imposed under applicable law. Except as provided by applicable law or by the Indenture, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Trustee accords similar property held by the Trustee as collateral agent or other similar capacity, it being understood that the Trustee in its capacity as such shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral or (c) investing or reinvesting any of the Collateral, PROVIDED, HOWEVER, that nothing contained in this Agreement shall relieve the Trustee of any responsibilities as a securities intermediary under applicable law. The Trustee shall have no duty
(a) to see to any  recording,  filing,  or  depositing  of this  Agreement,  any
Indenture or any agreement referred to herein or therein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (b) to see to any insurance or (c) to see to the payment or discharge of any tax assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral. The Trustee makes no representations as to the validity or sufficiency of any Collateral, the Indenture or this Agreement. The Trustee shall not be accountable for the use or application by the Pledgor of any of the proceeds of the Collateral Investments Account or the Interest Account. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the Collateral.

                  SECTION 16.  INDEMNITY.  The  Pledgor  shall  indemnify,  hold harmless and defend the Trustee and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, and reasonable legal fees and damages arising from the Trustee's performance as Trustee under this Pledge Agreement, except to the extent that such claim, action, obligation, liability or expense is directly attributable to the bad faith, gross negligence or wilful misconduct of such indemnified person.

                  SECTION 17. REMEDIES UPON EVENT OF DEFAULT. If any Event of Default under the Indenture or the Notes or default hereunder (any such Event of Default or default being referred to in this Pledge Agreement as an "EVENT OF DEFAULT") shall have occurred and be continuing:

                  (a) The Trustee and the Holders shall have, in addition to all other rights given by law or by this Pledge Agreement or the Indenture, all of the rights and remedies with respect to the Collateral of a secured party under the UCC in effect in the State of New York at that time. In addition, with respect to any Collateral that shall then be in or shall thereafter come into the possession or custody of the Trustee, the Trustee may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Trustee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Unless any of the Collateral threatens, in the reasonable judgment of the Trustee, to decline speedily in value or is or becomes of a type sold on a recognized market, the Trustee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 21.1 hereof at least ten (10) days before the time of the sale or disposition. The Trustee or any Holder may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

                  (b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 17 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 17 will cause irreparable injury to the Trustee and the Holders, that the Trustee and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 17 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against the remedy of specific performance for the breach of any such covenants except for a defense that no Event of Default has occurred. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary indorsement).

                  SECTION 18. EXPENSES. The Pledgor will upon demand pay to the Trustee the amount of any and all reasonable fees and expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Trustee, that the Trustee may incur in connection with (a) the review, negotiation and administration of this Pledge Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Trustee and the Holders hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 19. SECURITY INTEREST ABSOLUTE. All rights of the Trustee and the Holders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

                  (c) any exchange,  surrender, release or non-perfection of any
         Liens  on  any  other   collateral  for  all  or  any  of  the  Secured
         Obligations; or

                  (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Pledge Agreement.

                  SECTION 20. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Default under the Indenture shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture and the Notes; PROVIDED, HOWEVER, that the Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof; and PROVIDED FURTHER that the Pledgor shall give the Trustee at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                  (b) Upon the occurrence and during the continuance of a Default under the Indenture: all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 20(a) shall, upon notice to the Pledgor by the Trustee, cease.

                  (c) All dividends and interest payments that are received by the Pledgor in respect of Security Collateral shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

                  SECTION 21.  MISCELLANEOUS PROVISIONS.

                  21.1. NOTICES. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

                IF TO THE PLEDGOR:

                                    GST Equipment Funding, Inc.
                                    4317 N.E. Thurston Way
                                    Vancouver, WA  98662
                                    Attention:  Chief Executive Officer

                                        and

                                    GST Telecommunications Inc.
                                    4317 N.E. Thurston Way
                                    Vancouver, WA  98662
                                    Attention:  Chief Executive Officer

                  WITH A COPY TO:

                     Olshan Grundman Frome & Rosenzweig LLP
                                    505 Park Avenue
                                    New York, NY  10022
                                    Attention:  David J. Adler

                  IF TO THE TRUSTEE:

                     United States Trust Company of New York
                                    114 West 47th Street
                                    New York, NY  10036
                                    Attention:  Mr. Louis Young

                  21.2. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Pledge Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor or any subsidiary thereof. No such pledge, security or debt agreement (other than the Indenture) may be used to interpret this Pledge Agreement.

                  21.3. SEVERABILITY. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

                  21.4. HEADINGS. The headings in this Pledge Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  21.5. COUNTERPART ORIGINALS. This Pledge Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

                  21.6. BENEFITS OF PLEDGE AGREEMENT. Nothing in this Pledge Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement.

                  21.7. AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Pledge Agreement and any consent to any departure by the Pledgor from any provision of this Pledge Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture, and neither the Trustee nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Trustee or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  21.8. INTERPRETATION OF AGREEMENT. All terms not defined herein or in the Indenture shall have the meaning set forth in the applicable UCC, except where the context otherwise requires. To the extent a term or provision of this Pledge Agreement conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  21.9. CONTINUING SECURITY INTEREST; TERMINATION; RELEASE. (a) This Pledge Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in the Indenture or in this Pledge Agreement, remain in full force and effect until the payment in full in cash of the Secured Obligations. This Pledge Agreement shall be binding upon the Pledgor, its transferees, successors and assigns, and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders and their respective successors, transferees and assigns.

                  (b) This Pledge  Agreement shall terminate upon the earlier of
(i) the payment in full in cash of the Secured Obligations and (ii) the assumption by GST USA of all the Obligations of Funding pursuant to Section 4.23 of the Indenture, the execution by GST USA of documentation and the taking of all other actions necessary to provide the Trustee, for its benefit and the ratable benefit of the Holders, with a perfected, first priority security interest (subject only to the liens granted to the Trustee, for its benefit and the benefit of the Holders, under this Agreement) in the Collateral, including any collateral securing the Pledged Debt, to secure all of GST USA's obligations under the Indenture and the Notes and the delivery by counsel to the Pledgor of an opinion confirming the existence, perfection and priority of such security interest. At such time, the Trustee shall, pursuant to an Issuer Order, execute and deliver all documentation necessary or desirable to release its security interest hereunder and under the Intercompany Security Agreement, reassign and redeliver to the Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms of this Pledge Agreement and the Indenture. Such reassignment and redelivery shall be without warranty by or recourse to the Trustee in its capacity as such, except as to the absence of any Liens on the Collateral created by or arising through the Trustee, and shall be at the reasonable expense of the Pledgor.

                  (c) Upon any sale of Acquired Equipment to GST USA in accordance with the terms of this Agreement, the Trustee will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Acquired Equipment from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) the Pledgor shall have delivered to the Trustee, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Acquired Equipment together with a form of release for execution by the Trustee and a certification by the Pledgor to the effect that the transaction is in compliance with this Agreement and as to such other matters as the Trustee may request, which written release shall state that the price to be paid is at least equal to the Acquired Equipment Cost, payable in the form an Intercompany Note with a principal amount equal to the Acquired Equipment Cost and bearing interest at a rate at least equal to the rate of interest on the Notes, and (iii) the Pledgor shall have pledged and delivered to the Trustee such Intercompany Note and an opinion of counsel that such Intercompany Note is secured by a perfected first priority security interest in such Acquired Equipment (subject only to the liens granted to the Trustee, for its benefit and the benefit of the Holders, under this Agreement) and an opinion of counsel that the Pledgor has granted a valid and perfected first priority security interest in the Intercompany Note to the Trustee for its benefit and the benefit of the Holders.

                  21.10. SURVIVAL PROVISIONS. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement. The obligations of the Pledgor under Section 16 hereof shall survive the termination of this Agreement.

                  21.11. WAIVERS. The Pledgor waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

                  21.12. AUTHORITY OF THE TRUSTEE. (a) The Trustee shall have and be entitled to exercise all powers hereunder that are specifically granted to the Trustee by the terms hereof, together with such powers as are reasonably incident thereto. The Trustee may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement or the Indenture, neither the Trustee nor any director, officer, employee, attorney or agent of the Trustee shall be liable to the Pledgor for any action taken or omitted to be taken by the Trustee, in its capacity as Trustee, hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Trustee shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Trustee and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

                  (b) The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Pledge Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Trustee and the Holders, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as trustee for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

                  21.13. FINAL EXPRESSION. This Pledge Agreement, together with the Indenture and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Pledge Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

                  21.14. RIGHTS OF HOLDERS. No Holder shall have any independent rights hereunder other than those rights granted to individual Holders pursuant to Section 6.07 of the Indenture; PROVIDED that nothing in this subsection shall limit any rights granted to the Trustee under the Notes or the Indenture.

                  21.15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES. (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE TRUSTEE AND THE HOLDERS IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING: THE MATTERS IDENTIFIED IN 31 C.F.R. ss.ss.
357.10 AND 357.11 (AS IN EFFECT ON THE DATE OF THIS PLEDGE AGREEMENT) SHALL BE GOVERNED SOLELY BY THE LAWS SPECIFIED THEREIN.

                  (b) THE PLEDGOR HAS APPOINTED OLSHAN GRUNDMAN FROME & ROSENZWEIG LLP, 505 PARK AVENUE, NEW YORK, NY 10022 AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT AND FOR ACTIONS BROUGHT UNDER U.S. FEDERAL OR STATE SECURITIES LAWS BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK AND AGREES TO SUBMIT TO THE JURISDICTION OF ANY SUCH COURT.

                  (c) THE PLEDGOR AGREES THAT THE TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR THE
COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE COLLATERAL, AS THE CASE MAY BE) TO ENABLE THE TRUSTEE TO REALIZE ON SUCH COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE TRUSTEE. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS IN ANY PROCEEDING BROUGHT BY THE TRUSTEE TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE TRUSTEE, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN THE CITY OF NEW YORK ONCE THE

TRUSTEE HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (d) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER NOR (EXCEPT AS OTHERWISE PROVIDED IN THIS PLEDGE AGREEMENT OR THE INDENTURE) THE TRUSTEE IN ITS CAPACITY AS TRUSTEE SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS PLEDGE AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE TRUSTEE OR SUCH HOLDER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE TRUSTEE OR SUCH HOLDERS, AS THE CASE MAY BE, CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE OR ANY HOLDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER PERTAINING TO THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT ENTERED IN FAVOR OF THE TRUSTEE OR ANY HOLDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR ON THE ONE HAND AND THE TRUSTEE AND/OR THE HOLDERS ON THE OTHER HAND.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Pledgor, and the Trustee have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    Pledgor:

                                    GST EQUIPMENT FUNDING, INC.

                                    By  /s/ Stephen Irwin
                                      ---------------------------------
                                      Name:  Stephen Irwin
                                      Title: Senior Vice President

                                    UNITED STATES TRUST COMPANY
                                    OF NEW YORK, as Trustee

                                    By:/s/ Louis P. Young
                                       ----------------------------------------
                                       Name:  Louis P. Young
                                       Title: Vice President